Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Julie Koenig Loignon (502) 636-4502 (office) (502) 262-5461 (mobile) Julie.Koenig@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS

2011 THIRD-QUARTER RESULTS

•	Net Revenues from Continuing Operations Grow 13 Percent, Reach New Q3 High
•	EBITDA More Than Doubles From Prior-Year Period
•	Growth in Gaming and Online Business Segments Fuels Higher Earnings

LOUISVILLE, Ky. (Wednesday, Oct. 26, 2011) – Churchill Downs Incorporated (“CDI” or “the Company”) (NASDAQ: CHDN) today reported business results for the third quarter and nine months ended Sept. 30, 2011.

Net revenues from continuing operations set a new record for the third quarter, $166.3 million, up 13 percent from the $147.5 million recorded during the third quarter of 2010. The increase was due primarily to the inclusion of net revenues of $13.4 million generated by Harlow’s Casino Resort & Hotel (“Harlow’s”), which the Company acquired in December 2010, as well as the improved quarter-over-quarter performance of the Calder Casino and the Company’s Online business segment. CDI’s online-wagering company, TwinSpires.com, experienced a handle increase of 4.2 percent as compared to the prior-year period, which was partially due to growth in new customers and an increase in average-daily wagering through the platform. During the third quarter of 2011, total wagering on U.S. Thoroughbred races declined an average of 7.4 percent compared to the same period in 2010, according to statistics released by the Equibase Company.

EBITDA (earnings before interest, taxes, depreciation and amortization) for the third quarter more than doubled to $43.0 million from the $17.1 million recorded during the third quarter of 2010. Significant items affecting CDI’s EBITDA growth include the impact of the receipt of $19.3 million in Illinois Horse Racing Equity Trust Fund proceeds recorded as miscellaneous other income during the quarter. The Trust Fund monies were related to Illinois riverboat casino impact fees that had been held in escrow pending the resolution of litigation. CDI’s share of the Trust Fund monies contributed to higher Racing Operations EBITDA for the third quarter of 2011. Gaming EBITDA also increased $5.3 million quarter-over-quarter, due to the inclusion of $4.0 million of EBITDA from Harlow’s and an increase of $0.9 million of EBITDA from the Calder Casino. EBITDA from CDI’s Online business grew $4.0 million compared to the year-earlier quarter, due to an increase of $2.2 million in pari-mutuel revenue as well as the impact of charges related to the integration of Youbet.com that were recorded during the third quarter of 2010.

Net earnings from continuing operations for the period were $19.7 million, or $1.16 per diluted common share, versus $3.7 million, or $0.22 per diluted common share, in the third quarter of 2010. Net earnings from continuing operations were positively impacted by the continued growth of the Company’s Gaming and Online business segments and the inclusion of Illinois Horse Racing Equity Trust Fund monies during the quarter.

CDI Chairman and Chief Executive Officer Robert L. Evans said, “It was a very good quarter, even when we exclude the impact of the Illinois Horse Racing Equity Trust Fund proceeds. Once again, the decline in net revenues and EBITDA, excluding those Trust Fund proceeds, in our Racing Operations was more than offset by significant gains in our Online and Gaming businesses. We used the resulting cash flow to pay down another $28.6 million in long-term debt

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

during the third quarter, bringing our debt reduction for the first nine months of the year to $108.8 million.”

A conference call regarding this news release is scheduled for Thursday, Oct. 27, 2011, at 9 a.m. EDT. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at http://ir.churchilldownsincorporated.com/events.cfm or by dialing (877) 372-0878 and entering the conference ID number 52962986 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. An online replay of the call will be available at http://ir.churchilldownsincorporated.com/events.cfm by noon EDT. A copy of the Churchill Downs Incorporated’s news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), CDI has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). CDI uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. CDI believes the use of this measure enables management and investors to evaluate and compare, from period to period, CDI’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of CDI’s financial results in accordance with GAAP. A reconciliation of EBITDA to net earnings is included in the Supplemental Information by Operating Unit table within this news release.

Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans,. La.; racetrack operations in Arlington Heights, Ill.; and a casino resort in Greenville, Miss. CDI also owns the country’s premier account wagering company, TwinSpires.com, and other advance-deposit wagering providers; the totalizator company, United Tote; and a collection of racing-related telecommunications and data companies. Information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Quarterly Report on Form 10-Q are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

The reader should read this discussion in conjunction with the Condensed Consolidated Financial Statements included in this Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010, for further information, including Part I – Item 1A, “Risk Factors” for a discussion regarding some of the reasons that actual results may be materially different from those we anticipate, as modified by Part II – Item 1A, “Risk Factors” of this Quarterly Report on Form 10-Q.

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the three months ended September 30, 2011, and 2010

(Unaudited)

(in thousands, except per common share data)

	Three Months Ended
	September 30,
	2011	2010	% Change
Net revenues
Racing	$66,539	$67,348	(1)
Gaming	51,922	34,667	50
Online	42,015	39,232	7
Other	5,873	6,299	(7)

	166,349	147,546	13
Operating expenses
Racing	64,681	67,083	(4)
Gaming	39,051	27,978	40
Online	30,584	28,559	7
Other	5,808	5,350	9
Selling, general and administrative expenses	16,138	15,281	6

Operating income	10,087	3,295	F

Other income (expense):
Interest income	116	30	F
Interest expense	(1,576)	(1,625)	(3)
Equity in loss of unconsolidated investments	(467)	(470)	(1)
Miscellaneous, net	19,934	1,832	F

	18,007	(233)	F

Earnings from continuing operations before provision for income taxes	28,094	3,062	F

Income tax provision	(8,374)	638	U

Earnings from continuing operations	19,720	3,700	F

Discontinued operations, net of income taxes	60	(4,389)	F

Net earnings (loss)	$19,780	$(689)	F

Net earnings (loss) per common share data:
Basic
Earnings from continuing operations	$1.17	$0.22	F
Discontinued operations	—	(0.26)	F

Net earnings (loss)	$1.17	$(0.04)	F

Diluted
Earnings from continuing operations	$1.16	$0.22	F
Discontinued operations	0.01	(.26)	F

Net earnings (loss)	$1.17	$(.04)	F

Weighted average shares outstanding
Basic	16,858	16,311
Diluted	16,974	16,768

NM: Not meaningful U: > 100% unfavorable F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the nine months ended September 30, 2011, and 2010

(Unaudited)

(in thousands, except per common share data)

	Nine Months Ended
	September 30,
	2011	2010	% Change
Net revenues
Racing	$246,372	$247,801	(1)
Gaming	160,468	104,263	54
Online	125,344	87,374	43
Other	15,405	8,666	78

	547,589	448,104	22
Operating expenses
Racing	201,356	209,918	(4)
Gaming	118,690	88,502	34
Online	85,800	61,950	38
Other	16,591	7,961	U
Selling, general and administrative expenses	50,443	43,937	15

Operating income	74,709	35,836	F

Other income (expense):
Interest income	240	158	52
Interest expense	(7,497)	(4,303)	74
Equity in earnings of unconsolidated investments	(423)	(317)	33
Miscellaneous, net	23,549	2,485	F

	15,869	(1,977)	F

Earnings from continuing operations before provision for income taxes	90,578	33,859	F
Income tax provision	(34,054)	(10,034)	U

Earnings from continuing operations	56,524	23,825	F

Discontinued operations, net of income taxes:
Earnings (loss) from operations	61	(5,577)	F
Gain on sale of assets	157	—	F

Net earnings	$56,742	$18,248	F

Net earnings per common share data:
Basic
Earnings from continuing operations	$3.36	$1.56	F
Discontinued operations	0.01	(0.36)	F

Net earnings	$3.37	$1.20	F

Diluted
Earnings from continuing operations	$3.34	$1.56	F
Discontinued operations	0.01	(0.36)	F

Net earnings	$3.35	$1.20	F

Weighted average shares outstanding
Basic	16,555	14,796
Diluted	16,939	15,257

NM: Not meaningful U: > 100% unfavorable F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three months ended September 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended
	September 30,
	2011	2010	% Change
Net revenues from external customers:
Churchill Downs	$5,911	$6,005	(2)
Arlington Park	30,875	30,208	2
Calder	23,673	24,396	(3)
Fair Grounds	6,080	6,739	(10)

Total Racing Operations	66,539	67,348	(1)
Calder Casino	20,251	17,089	19
Fair Grounds Slots	9,880	9,329	6
VSI	8,350	8,249	1
Harlow’s Casino	13,441	—	F

Total Gaming	51,922	34,667	50
Online Business	42,015	39,232	7
Other Investments	5,820	6,235	(7)
Corporate	53	64	(17)

Net revenues	$166,349	$147,546	13

Intercompany net revenues:
Churchill Downs	$381	$336	13
Arlington Park	1,468	1,199	22
Calder	582	557	4
Fair Grounds	21	39	(46)

Total Racing Operations	2,452	2,131	15
Online Business	186	152	22
Other Investments	1,148	589	95
Eliminations	(3,786)	(2,872)	32

Net revenues	$—	$—

Reconciliation of Segment EBITDA to net earnings:
Racing	$20,414	$1,254	F
Gaming	13,148	7,892	67
Online	9,818	5,818	69
Other Investments	1,157	1,792	(35)
Corporate	(1,540)	296	U

Total EBITDA	42,997	17,052	F
Depreciation and amortization	(13,443)	(12,395)	8
Interest (expense) income, net	(1,460)	(1,595)	(8)
Income tax expense	(8,374)	638	U

Earnings from continuing operations	19,720	3,700	F
Discontinued operations, net of income taxes	60	(4,389)	F

Net earnings	$19,780	$(689)	F

NM: Not meaningful U: > 100% unfavorable F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the nine months ended September 30, 2011, and 2010

(in thousands, except per common share data)

	Nine Months Ended
	September 30,
	2011	2010	% Change
Net revenues from external customers:
Churchill Downs	$104,072	$100,609	3
Arlington Park	62,273	63,994	(3)
Calder	45,753	48,015	(5)
Fair Grounds	34,274	35,183	(3)

Total Racing Operations	246,372	247,801	(1)
Calder Casino	62,574	48,848	28
Fair Grounds Slots	31,510	29,979	5
VSI	26,566	25,436	4
Harlow’s Casino	39,818	—	F

Total Gaming	160,468	104,263	54
Online Business	125,344	87,374	43
Other Investments	15,143	8,599	76
Corporate	262	67	F

Net revenues	$547,589	$448,104	22

Intercompany net revenues:
Churchill Downs	$3,993	$2,872	39
Arlington Park	3,160	2,542	24
Calder	1,129	932	21
Fair Grounds	799	586	36

Total Racing Operations	9,081	6,932	31
Online Business	601	533	13
Other Investments	2,900	1,604	81
Eliminations	(12,582)	(9,069)	39

Net revenues	$—	$—

Reconciliation of Segment EBITDA to net earnings:
Racing	$66,223	$37,819	75
Gaming	43,479	19,537	F
Online	28,671	14,467	98
Other Investments	2,110	2,918	(28)
Corporate	(1,329)	(2,327)	(43)

Total EBITDA	139,154	72,414	92
Depreciation and amortization	(41,319)	(34,410)	20
Interest (expense) income, net	(7,257)	(4,145)	75
Income tax expense	(34,054)	(10,034)	U

Earnings from continuing operations	56,524	23,825	F
Discontinued operations, net of income taxes	218	(5,577)	F

Net earnings	$56,742	$18,248	F

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three and nine months ended September 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended September 30,		Change
Management fee expense (income):	2011	2010	$	%
Racing Operations	$2,830	$1,676	$1,154	69%
Gaming	2,053	809	1,244	U
Online Business	1,659	1,258	401	32%
Other Investments	595	244	351	U
Corporate Income	(7,137)	(3,987)	(3,150)	79%

Total management fees	$—	$—	$—

	Nine Months Ended September 30,		Change
Management fee expense (income):	2011	2010	$	%
Racing Operations	$8,820	$9,148	$(328)	-4%
Gaming	5,540	3,123	2,417	77%
Online Business	4,349	3,284	1,065	32%
Other Investments	951	387	564	U
Corporate Income	(19,660)	(15,942)	(3,718)	23%

Total management fees	$—	$—	$—

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three and nine months ended September 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended September 30, 2010
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$5,449	$6,005	$556
Arlington Park	29,445	30,208	763
Calder	21,604	24,396	2,792
Fair Grounds	5,942	6,739	797

Total Racing Operations	62,440	67,348	4,908
Calder Casino	13,161	17,089	3,928
Fair Grounds Slots	8,600	9,329	729
VSI	6,545	8,249	1,704

Total Gaming	28,306	34,667	6,361
Online Business	38,739	39,232	493
Other Investments	6,195	6,235	40
Corporate	64	64	—

Net revenues from external customers	$135,744	$147,546	$11,802

	Nine Months Ended September 30, 2010
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$96,979	$100,609	$3,630
Arlington Park	61,533	63,994	2,461
Calder	42,848	48,015	5,167
Fair Grounds	32,367	35,183	2,816

Total Racing Operations	233,727	247,801	14,074
Calder Casino	34,906	48,848	13,942
Fair Grounds Slots	27,716	29,979	2,263
VSI	20,202	25,436	5,234

Total Gaming	82,824	104,263	21,439
Online Business	86,089	87,374	1,285
Other Investments	8,599	8,599	—
Corporate	67	67	—

Net revenues from external customers	$411,306	$448,104	$36,798

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$26,883	$26,901
Restricted cash	50,472	61,891
Accounts receivable, net of allowance for doubtful accounts of $4,164 in 2011 and $4,098 in 2010	33,083	33,307
Deferred income taxes	16,417	16,136
Income taxes receivable	—	11,674
Other current assets	18,782	20,086

Total current assets	145,637	169,995
Property and equipment, net	482,005	507,476
Goodwill	213,712	214,528
Other intangible assets, net	106,729	113,436
Other assets	8,787	12,284

Total assets	$956,870	$1,017,719

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$42,512	$47,703
Bank overdraft	10,279	5,660
Purses payable	23,315	12,265
Accrued expenses	47,826	49,754
Income taxes payable	16,120	—
Dividends payable	—	8,165
Deferred revenue	18,750	24,512
Deferred riverboat subsidy	—	40,492

Total current liabilities	158,802	188,551
Long-term debt	156,270	265,117
Convertible note payable, related party	—	15,075
Other liabilities	30,181	17,775
Deferred revenue	17,025	15,556
Deferred income taxes	8,803	9,431

Total liabilities	371,081	511,505
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,166 shares issued at September 30, 2011 and 16,571 shares issued at December 31, 2010	259,336	236,503
Retained earnings	326,453	269,711

Total shareholders’ equity	585,789	506,214

Total liabilities and shareholders’ equity	$956,870	$1,017,719

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Churchill Downs Incorporated Reports 2011 Third-Quarter Results

Wednesday, October 26, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2011, and 2010

(unaudited)

(in thousands)

	2011	2010
Cash flows from operating activities:
Net earnings	$56,742	$18,248
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	41,319	34,410
Asset impairment loss	482	1,598
Gain on sale of business	(271)	—
Equity in losses of unconsolidated investments	423	317
Gain on derivative instruments	(3,096)	(612)
Share-based compensation	4,332	2,388
Other	2,139	1,192
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions:
Restricted cash	11,536	(20,395)
Accounts receivable	1,825	2,099
Other current assets	(3,865)	(1,549)
Accounts payable	229	(6,656)
Purses payable	11,051	4,367
Accrued expenses	3,099	7,250
Deferred revenue	2,121	(3,225)
Deferred riverboat subsidy	(40,492)	14,648
Income taxes payable	27,560	(554)
Other assets and liabilities	16,498	1,815

Net cash provided by operating activities	131,632	55,341

Cash flows from investing activities:
Additions to property and equipment	(16,802)	(56,493)
Acquisition of business, net of cash acquired	—	(32,408)
Purchases of minority investements	(158)	(400)
Acquisition of gaming license	(2,250)	(2,750)
Proceeds on sale of property and equipment	50	16
Change in deposit wagering asset	(117)	(37)

Net cash used in investing activities	(19,277)	(92,072)

Cash flows from financing activities:
Borrowings on bank line of credit	230,311	204,260
Repayments on bank line of credit	(339,158)	(141,849)
Repayment of note payable, related party	—	(24,043)
Change in book overdraft	4,618	6,929
Payment of dividends	(8,165)	(6,777)
Repurchase of common stock	(732)	(1,354)
Common stock issued	635	459
Change in deposit wagering liability	118	(4)

Net cash (used in) provided by financing activities	(112,373)	37,621

Net (decrease) increase in cash and cash equivalents	(18)	890
Cash and cash equivalents, beginning of period	26,901	13,643

Cash and cash equivalents, end of period	$26,883	$14,533

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